Filed Pursuant to Rule 497(d)


                        INVESCO UNIT TRUSTS, SERIES 1471

                        EAFE Select 20 Portfolio 2014-4
                  Global 45 Dividend Strategy Portfolio 2014-4

                          Supplement to the Prospectus

      On December 10, 2014, the previously announced merger of TUI Travel PLC ("TUI Travel") and TUI AG was approved, resulting in TUI Travel becoming a wholly owned subsidiary of TUI AG. As a result of this merger, on December 12, 2014, TUI Travel shareholders were issued 0.399 shares of TUI AG in place of each TUI Travel share held.

      Notwithstanding anything to the contrary in the prospectus, as a result of this issuance your Portfolio will hold, and will continue to purchase, shares of TUI AG in place of shares of TUI Travel.

Supplement Dated:   December 12, 2014